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Exhibit 4.4

THE SECURITY EVIDENCED BY THIS CERTIFICATE, AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN (OR IN SUCH UNDERLYING SECURITIES) MAY BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
MDU COMMUNICATIONS INTERNATIONAL, INC.

Expires March 6, 2004

No.: W-	Number of Shares: 25,000
Date of Issuance: March 6, 2002

        This is to certify that, for value received and subject to the terms and conditions set forth below, that Vancadia Capital Corporation, is entitled to purchase according to the terms set forth in the Term Loan Agreement dated and executed on March 6, 2002 (the "Term Loan Agreement") and MDU Communications International, Inc., a Delaware corporation ("the Company"), promises and agrees to sell and issue, according to the Term Loan Agreement, shares of Common Stock (hereinafter defined) at a price of US$0.43 per share ("Exercise Price"). This Warrant shall expire on March 6, 2004.

        This Warrant is issued subject to the following terms and conditions:

        1.    Definitions.    Except as may be otherwise clearly required by the context, the following terms shall have the following meanings:

  "Common Stock" means the common stock of the Company, $.01 par value per share.

  "Company" means MDU Communications International, Inc., a Delaware corporation.

  "Exercise Price" means the price at which a Warrant Holder may purchase one share of Common Stock (or Securities obtainable in lieu of one share of Common Stock) upon exercise of Warrants as determined from time to time pursuant to the provisions hereof, which Exercise Price shall initially be US$0.43 per share.

  "Other Warrants" means the warrants issued to the other lenders pursuant to the Term Loan Agreement.

  "Securities" means the Common Stock issuable upon exercise of the Warrants and the Other Warrants.

  "Warrant Holder" means the person named in the initial paragraph of this certificate or any successor who is a record holder of Warrants.

  "Warrants" means the warrants evidenced by this certificate or by any certificate obtained upon partial exercise of Warrants.

        2.    Exercise of Warrants.    The Warrant Holder may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Company, together with the payment to the Company of an amount of consideration therefor equal to the Exercise Price in effect on the date of such exercise multiplied by the number of shares of Common Stock with respect to which this Warrant is then being exercised, payable at such Warrant Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Company, (ii) by "cashless exercise" by surrender to the Company for cancellation of a portion of this Warrant representing that number of unissued shares of Common Stock issuable upon exercise of this Warrant which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Exercise Price by the number of shares of Common Stock being purchased upon such exercise by (B) the closing bid price of the Common Stock on the OTC Bulletin Board as of the date the Warrant Holder faxes a copy of the Warrant Exercise Form to the Company, or (iii) by a combination of the foregoing methods of payment selected by the Warrant Holder. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) above, such exercise shall be accompanied by written notice from the Warrant Holder specifying the manner of payment thereof and containing a calculation showing the number of shares of Common Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender. If fewer than all the Warrants evidenced by this certificate are exercised, the Company will, upon such exercise, execute and deliver to the Warrant Holder a new certificate (dated the date hereof), in form and tenor substantially similar to this certificate, evidencing the Warrants not exercised.

        3.    Adjustments in Certain Events.    The number, class and Exercise Price of Securities for which this certificate may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

        (a)  Stock Dividends, Splits, Etc.    If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in stock is paid on the Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately increased and the Exercise Price proportionately decreased; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately reduced and the Exercise Price proportionately increased. The increases and reductions provided for in this Section 3(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the aggregate Exercise Price for such percentage upon such exercise shall be affected by any event described in this Section 3(a).

        (b) Mergers, Consolidations, Etc.    In case of any change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, partial or complete liquidation, transfer of assets or other change in the capital structure of the Company (not including the issuance of additional shares of Common Stock by the Company other than by stock split or stock dividend) (the "Capital Reorganization"), then, as a condition of such Capital Reorganization, lawful and adequate provision shall be made so that the holder of this certificate will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such Capital Reorganization, it had held the number of shares of Common Stock obtainable upon the exercise of the Warrants. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrant Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be possible, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants. The Company will not permit any Capital Reorganization described in this Section 3(b) to occur unless the issuer of the shares of stock or other securities to be received by the holder of this certificate, if not the Company, agrees to be bound by and comply with the provisions of this certificate.

        (c) Determination and Notice of Exercise Price.    When any adjustment is required to be made in the number of shares of Common Stock, Exercise Price, other securities, or the property purchasable upon exercise of the Warrants as provided in this Section 3, the Company shall promptly determine the new Exercise Price, number of such shares or other securities or property purchasable upon exercise of the Warrants and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Exercise Price or number of such shares or other securities or property purchasable upon exercise of the Warrants and (ii) cause a copy of such statement to be mailed to the Warrant Holder within sixty (60) days after the date when the event giving rise to the adjustment occurred.

        (d) No Fractional Shares.    No fractional shares of Common Stock or other Securities will be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of fractional shares, a cash payment therefore on the basis of the mean between the bid and asked prices in the over-the-counter market or the closing price on a national securities exchange on the day immediately prior to exercise.

        (e) Issuance of Other Securities, Etc.    If other securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of any or all of the Company's Common Stock, such number of securities shall be distributed to the Warrant Holder upon exercise of his rights hereunder as such Warrant Holder or assignee would have been entitled to if this Warrant had been exercised prior to such distribution. The provisions with respect to adjustment of the Company's Common Stock provided in this Section 3 shall also apply to such other securities and securities of any subsidiary to which the Warrant Holder or his assignee shall be entitled under this Section 3(e).

        4.    Reservation of Shares.    The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for the exercise of the Warrants upon the basis set forth above shall at all times during the term of the Warrants be reserved for exercise.

        5. Validity of Securities.    All Securities delivered upon the exercise of the Warrants shall be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrants.

        6.    Investment Representation.    The Warrant Holder represents and warrants that it has acquired the Warrants, and will acquire the Common Stock or other Securities, if any, upon exercise of the Warrants for his, her or its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such shares (or underlying securities) for any particular event or circumstance, except for selling, transferring or disposing of said shares in full compliance with all applicable provisions of the Act and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder. The undersigned further understands and agrees that such shares may be sold only if they are subsequently registered under the Act or an exemption from such registration is available, and that any routine sales or securities made in reliance upon Rule 144 can be made only after the holding period specified in that Rule, and only in the amounts set forth in and pursuant to the other terms and conditions of that Rule. The undersigned understands that a stop order will be placed on the books and records of the transfer agent regarding the shares. An appropriate legend to the foregoing effect and of the type commonly placed on certificates evidencing privately placed securities may be placed on all certificates evidencing Securities.

        7.    No Rights as a Shareholder.    Except as otherwise provided herein, the Warrant Holder shall not, by virtue of ownership of Warrants, be entitled to any rights of a shareholder of the Company but shall, upon written request to the Company, be entitled to receive such quarterly or annual reports as the Company by mail shall distribute to its shareholders.

        8.    Registration Rights.    If the Company shall determine to proceed with the preparation and filing of a registration statement under the Securities Act of 1933, as amended, in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to the Warrant Holder and the holders of the Other Warrants. Upon the written request from the Warrant Holder, the Company will cause to be registered a sufficient number of shares of Common Stock to effect the full exercise of this Warrant and the Other Warrants in such registration statement. The Company covenants and agrees to keep the registration statement effective and file any post-effective amendments or prospectus supplements required to maintain the effectiveness of the Registration Statement during the term of this Warrant and for a period of ninety (90) days thereafter.

        9.    Notices.    Any notices required or permitted to be given hereunder shall be in writing and may be served personally or by mail, and if served by mail, shall be addressed as follows:

To Company:	MDU Communications International, Inc. 60-D Commerce Way Totowa, New Jersey 07512 Attention: Brad Holmstrom Telephone: (973) 237-9499 Facsimile: (973) 237-9243
To Warrant Holder:	Vancadia Capital Corporation 1500 HongKong Bank Bldg. 885 West Georgia St. Vancouver, BC V6C 3E8 Canada Attention: Derick J. Walker Telephone: (604) 856-2675 Facsimile: (604) 856-2652
With a copy to:	Jenkens & Gilchrist Parker Chapin LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Christopher S. Auguste, Esq. Telephone: (212) 704-6000 Facsimile: (212) 704-6288

        Any notice so given by mail shall be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

        10.    Applicable Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

        DATED as of March 6, 2002

MDU COMMUNICATIONS INTERNATIONAL, INC.
By:	/s/ SHELDON NELSON Name: Title:

        THE SECURITY EVIDENCED BY THIS CERTIFICATE, AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN (OR IN SUCH UNDERLYING SECURITIES) MAY BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

MDU COMMUNICATIONS INTERNATIONAL, INC.

Expires March 6, 2004

No.: W-_	Number of Shares: 25,000
Date of Issuance: March 6, 2002

        This is to certify that, for value received and subject to the terms and conditions set forth below, that Protea Ventures, Ltd., is entitled to purchase according to the terms set forth in the Term Loan Agreement dated and executed on March 6, 2002 (the "Term Loan Agreement") and MDU Communications International, Inc., a Delaware corporation ("the Company"), promises and agrees to sell and issue, according to the Term Loan Agreement, shares of Common Stock (hereinafter defined) at a price of US$0.43 per share ("Exercise Price"). This Warrant shall expire on March 6, 2004.

        This Warrant is issued subject to the following terms and conditions:

        11.  Definitions.    Except as may be otherwise clearly required by the context, the following terms shall have the following meanings:

  "Common Stock" means the common stock of the Company, $.01 par value per share.

  "Company" means MDU Communications International, Inc., a Delaware corporation.

  "Exercise Price" means the price at which a Warrant Holder may purchase one share of Common Stock (or Securities obtainable in lieu of one share of Common Stock) upon exercise of Warrants as determined from time to time pursuant to the provisions hereof, which Exercise Price shall initially be US$0.43 per share.

  "Other Warrants" means the warrants issued to the other lenders pursuant to the Term Loan Agreement.

  "Securities" means the Common Stock issuable upon exercise of the Warrants and the Other Warrants.

  "Warrant Holder" means the person named in the initial paragraph of this certificate or any successor who is a record holder of Warrants.

        "Warrants" means the warrants evidenced by this certificate or by any certificate obtained upon partial exercise of Warrants.

        12.  Exercise of Warrants.    The Warrant Holder may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Company, together with the payment to the Company of an amount of consideration therefor equal to the Exercise Price in effect on the date of such exercise multiplied by the number of shares of Common Stock with respect to which this Warrant is then being exercised, payable at such Warrant Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Company, (ii) by "cashless exercise" by surrender to the Company for cancellation of a portion of this Warrant representing that number of unissued shares of Common Stock issuable upon exercise of this Warrant which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Exercise Price by the number of shares of Common Stock being purchased upon such exercise by (B) the closing bid price of the Common Stock on the OTC Bulletin Board as of the date the Warrant Holder faxes a copy of the Warrant Exercise Form to the Company, or (iii) by a combination of the foregoing methods of payment selected by the Warrant Holder. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) above, such exercise shall be accompanied by written notice from the Warrant Holder specifying the manner of payment thereof and containing a calculation showing the number of shares of Common Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender. If fewer than all the Warrants evidenced by this certificate are exercised, the Company will, upon such exercise, execute and deliver to the Warrant Holder a new certificate (dated the date hereof), in form and tenor substantially similar to this certificate, evidencing the Warrants not exercised.

        13.  Adjustments in Certain Events.    The number, class and Exercise Price of Securities for which this certificate may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

        (f) Stock Dividends, Splits, Etc.    If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in stock is paid on the Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately increased and the Exercise Price proportionately decreased; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately reduced and the Exercise Price proportionately increased. The increases and reductions provided for in this Section 3(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the aggregate Exercise Price for such percentage upon such exercise shall be affected by any event described in this Section 3(a).

        (g) Mergers, Consolidations, Etc.    In case of any change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, partial or complete liquidation, transfer of assets or other change in the capital structure of the Company (not including the issuance of additional shares of Common Stock by the Company other than by stock split or stock dividend) (the "Capital Reorganization"), then, as a condition of such Capital Reorganization, lawful and adequate provision shall be made so that the holder of this certificate will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such Capital Reorganization, it had held the number of shares of Common Stock obtainable upon the exercise of the Warrants. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrant Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be possible, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants. The Company will not permit any Capital Reorganization described in this Section 3(b) to occur unless the issuer of the shares of stock or other securities to be received by the holder of this certificate, if not the Company, agrees to be bound by and comply with the provisions of this certificate.

        (h) Determination and Notice of Exercise Price.    When any adjustment is required to be made in the number of shares of Common Stock, Exercise Price, other securities, or the property purchasable upon exercise of the Warrants as provided in this Section 3, the Company shall promptly determine the new Exercise Price, number of such shares or other securities or property purchasable upon exercise of the Warrants and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Exercise Price or number of such shares or other securities or property purchasable upon exercise of the Warrants and (ii) cause a copy of such statement to be mailed to the Warrant Holder within sixty (60) days after the date when the event giving rise to the adjustment occurred.

        (i) No Fractional Shares.    No fractional shares of Common Stock or other Securities will be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of fractional shares, a cash payment therefore on the basis of the mean between the bid and asked prices in the over-the-counter market or the closing price on a national securities exchange on the day immediately prior to exercise.

        (j) Issuance of Other Securities, Etc.    If other securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of any or all of the Company's Common Stock, such number of securities shall be distributed to the Warrant Holder upon exercise of his rights hereunder as such Warrant Holder or assignee would have been entitled to if this Warrant had been exercised prior to such distribution. The provisions with respect to adjustment of the Company's Common Stock provided in this Section 3 shall also apply to such other securities and securities of any subsidiary to which the Warrant Holder or his assignee shall be entitled under this Section 3(e).

        14.  Reservation of Shares.    The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for the exercise of the Warrants upon the basis set forth above shall at all times during the term of the Warrants be reserved for exercise.

        15.  Validity of Securities.    All Securities delivered upon the exercise of the Warrants shall be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrants.

        16.  Investment Representation.    The Warrant Holder represents and warrants that it has acquired the Warrants, and will acquire the Common Stock or other Securities, if any, upon exercise of the Warrants for his, her or its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such shares (or underlying securities) for any particular event or circumstance, except for selling, transferring or disposing of said shares in full compliance with all applicable provisions of the Act and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder. The undersigned further understands and agrees that such shares may be sold only if they are subsequently registered under the Act or an exemption from such registration is available, and that any routine sales or securities made in reliance upon Rule 144 can be made only after the holding period specified in that Rule, and only in the amounts set forth in and pursuant to the other terms and conditions of that Rule. The undersigned understands that a stop order will be placed on the books and records of the transfer agent regarding the shares. An appropriate legend to the foregoing effect and of the type commonly placed on certificates evidencing privately placed securities may be placed on all certificates evidencing Securities.

        17.  No Rights as a Shareholder.    Except as otherwise provided herein, the Warrant Holder shall not, by virtue of ownership of Warrants, be entitled to any rights of a shareholder of the Company but shall, upon written request to the Company, be entitled to receive such quarterly or annual reports as the Company by mail shall distribute to its shareholders.

        18.  Registration Rights.    If the Company shall determine to proceed with the preparation and filing of a registration statement under the Securities Act of 1933, as amended, in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to the Warrant Holder and the holders of the Other Warrants. Upon the written request from the Warrant Holder, the Company will cause to be registered a sufficient number of shares of Common Stock to effect the full exercise of this Warrant and the Other Warrants in such registration statement. The Company covenants and agrees to keep the registration statement effective and file any post-effective amendments or prospectus supplements required to maintain the effectiveness of the Registration Statement during the term of this Warrant and for a period of ninety (90) days thereafter.

        19.  Notices.    Any notices required or permitted to be given hereunder shall be in writing and may be served personally or by mail, and if served by mail, shall be addressed as follows:

To Company:	MDU Communications International, Inc. 60-D Commerce Way Totowa, New Jersey 07512 Attention: Brad Holmstrom Telephone: (973) 237-9499 Facsimile: (973) 237-9243
To Warrant Holder:
Protea Ventures, Ltd.
C/o Euro-Dutch Trust Company
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Attention: Anthony L. M. Inder Rieden
Telephone: (242) 323-8884
Facsimile: (242) 323-7918
With a copy to:	Jenkens & Gilchrist Parker Chapin LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Christopher S. Auguste, Esq. Telephone: (212) 704-6000 Facsimile: (212) 704-6288

        Any notice so given by mail shall be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

        20.  Applicable Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

        DATED as of March 6, 2002

MDU COMMUNICATIONS INTERNATIONAL, INC.
By:	/s/ SHELDON NELSON Name: Title:

        THE SECURITY EVIDENCED BY THIS CERTIFICATE, AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN (OR IN SUCH UNDERLYING SECURITIES) MAY BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

MDU COMMUNICATIONS INTERNATIONAL, INC.

Expires March 6, 2004

No.: W-_	Number of Shares: 50,000
Date of Issuance: March 6, 2002

        This is to certify that, for value received and subject to the terms and conditions set forth below, that Jon Gruber, is entitled to purchase according to the terms set forth in the Term Loan Agreement dated and executed on March 6, 2002 (the "Term Loan Agreement") and MDU Communications International, Inc., a Delaware corporation ("the Company"), promises and agrees to sell and issue, according to the Term Loan Agreement, shares of Common Stock (hereinafter defined) at a price of US$0.43 per share ("Exercise Price"). This Warrant shall expire on March 6, 2004.

        This Warrant is issued subject to the following terms and conditions:

        21.    Definitions.    Except as may be otherwise clearly required by the context, the following terms shall have the following meanings:

  "Common Stock" means the common stock of the Company, $.01 par value per share.

  "Company" means MDU Communications International, Inc., a Delaware corporation.

  "Exercise Price" means the price at which a Warrant Holder may purchase one share of Common Stock (or Securities obtainable in lieu of one share of Common Stock) upon exercise of Warrants as determined from time to time pursuant to the provisions hereof, which Exercise Price shall initially be US$0.43 per share.

  "Other Warrants" means the warrants issued to the other lenders pursuant to the Term Loan Agreement.

  "Securities" means the Common Stock issuable upon exercise of the Warrants and the Other Warrants.

  "Warrant Holder" means the person named in the initial paragraph of this certificate or any successor who is a record holder of Warrants.

  "Warrants" means the warrants evidenced by this certificate or by any certificate obtained upon partial exercise of Warrants.

        22.    Exercise of Warrants.    The Warrant Holder may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Company, together with the payment to the Company of an amount of consideration therefor equal to the Exercise Price in effect on the date of such exercise multiplied by the number of shares of Common Stock with respect to which this Warrant is then being exercised, payable at such Warrant Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Company, (ii) by "cashless exercise" by surrender to the Company for cancellation of a portion of this Warrant representing that number of unissued shares of Common Stock issuable upon exercise of this Warrant which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Exercise Price by the number of shares of Common Stock being purchased upon such exercise by (B) the closing bid price of the Common Stock on the OTC Bulletin Board as of the date the Warrant Holder faxes a copy of the Warrant Exercise Form to the Company, or (iii) by a combination of the foregoing methods of payment selected by the Warrant Holder. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) above, such exercise shall be accompanied by written notice from the Warrant Holder specifying the manner of payment thereof and containing a calculation showing the number of shares of Common Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender. If fewer than all the Warrants evidenced by this certificate are exercised, the Company will, upon such exercise, execute and deliver to the Warrant Holder a new certificate (dated the date hereof), in form and tenor substantially similar to this certificate, evidencing the Warrants not exercised.

        23.    Adjustments in Certain Events.    The number, class and Exercise Price of Securities for which this certificate may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

        (k) Stock Dividends, Splits, Etc.    If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in stock is paid on the Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately increased and the Exercise Price proportionately decreased; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately reduced and the Exercise Price proportionately increased. The increases and reductions provided for in this Section 3(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the aggregate Exercise Price for such percentage upon such exercise shall be affected by any event described in this Section 3(a).

        (l) Mergers, Consolidations, Etc.    In case of any change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, partial or complete liquidation, transfer of assets or other change in the capital structure of the Company (not including the issuance of additional shares of Common Stock by the Company other than by stock split or stock dividend) (the "Capital Reorganization"), then, as a condition of such Capital Reorganization, lawful and adequate provision shall be made so that the holder of this certificate will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such Capital Reorganization, it had held the number of shares of Common Stock obtainable upon the exercise of the Warrants. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrant Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be possible, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants. The Company will not permit any Capital Reorganization described in this Section 3(b) to occur unless the issuer of the shares of stock or other securities to be received by the holder of this certificate, if not the Company, agrees to be bound by and comply with the provisions of this certificate.

        (m) Determination and Notice of Exercise Price.    When any adjustment is required to be made in the number of shares of Common Stock, Exercise Price, other securities, or the property purchasable upon exercise of the Warrants as provided in this Section 3, the Company shall promptly determine the new Exercise Price, number of such shares or other securities or property purchasable upon exercise of the Warrants and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Exercise Price or number of such shares or other securities or property purchasable upon exercise of the Warrants and (ii) cause a copy of such statement to be mailed to the Warrant Holder within sixty (60) days after the date when the event giving rise to the adjustment occurred.

        (n) No Fractional Shares.    No fractional shares of Common Stock or other Securities will be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of fractional shares, a cash payment therefore on the basis of the mean between the bid and asked prices in the over-the-counter market or the closing price on a national securities exchange on the day immediately prior to exercise.

        (o) Issuance of Other Securities, Etc.    If other securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of any or all of the Company's Common Stock, such number of securities shall be distributed to the Warrant Holder upon exercise of his rights hereunder as such Warrant Holder or assignee would have been entitled to if this Warrant had been exercised prior to such distribution. The provisions with respect to adjustment of the Company's Common Stock provided in this Section 3 shall also apply to such other securities and securities of any subsidiary to which the Warrant Holder or his assignee shall be entitled under this Section 3(e).

        24.    Reservation of Shares.    The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for the exercise of the Warrants upon the basis set forth above shall at all times during the term of the Warrants be reserved for exercise.

        25.    Validity of Securities.    All Securities delivered upon the exercise of the Warrants shall be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrants.

        26.    Investment Representation.    The Warrant Holder represents and warrants that it has acquired the Warrants, and will acquire the Common Stock or other Securities, if any, upon exercise of the Warrants for his, her or its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such shares (or underlying securities) for any particular event or circumstance, except for selling, transferring or disposing of said shares in full compliance with all applicable provisions of the Act and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder. The undersigned further understands and agrees that such shares may be sold only if they are subsequently registered under the Act or an exemption from such registration is available, and that any routine sales or securities made in reliance upon Rule 144 can be made only after the holding period specified in that Rule, and only in the amounts set forth in and pursuant to the other terms and conditions of that Rule. The undersigned understands that a stop order will be placed on the books and records of the transfer agent regarding the shares. An appropriate legend to the foregoing effect and of the type commonly placed on certificates evidencing privately placed securities may be placed on all certificates evidencing Securities.

        27.    No Rights as a Shareholder.    Except as otherwise provided herein, the Warrant Holder shall not, by virtue of ownership of Warrants, be entitled to any rights of a shareholder of the Company but shall, upon written request to the Company, be entitled to receive such quarterly or annual reports as the Company by mail shall distribute to its shareholders.

        28.    Registration Rights.    If the Company shall determine to proceed with the preparation and filing of a registration statement under the Securities Act of 1933, as amended, in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to the Warrant Holder and the holders of the Other Warrants. Upon the written request from the Warrant Holder, the Company will cause to be registered a sufficient number of shares of Common Stock to effect the full exercise of this Warrant and the Other Warrants in such registration statement. The Company covenants and agrees to keep the registration statement effective and file any post-effective amendments or prospectus supplements required to maintain the effectiveness of the Registration Statement during the term of this Warrant and for a period of ninety (90) days thereafter.

        29.    Notices.    Any notices required or permitted to be given hereunder shall be in writing and may be served personally or by mail, and if served by mail, shall be addressed as follows:

To Company:	MDU Communications International, Inc. 60-D Commerce Way Totowa, New Jersey 07512 Attention: Brad Holmstrom Telephone: (973) 237-9499 Facsimile: (973) 237-9243
To Warrant Holder:	Jon Gruber C/o Gruber & McBaine Capital Mgmt. 50 Osgood Place San Francisco, CA 94133 Telephone: (415) 981-2101 Facsimile: (415) 956-7858
With a copy to:	Jenkens & Gilchrist Parker Chapin LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Christopher S. Auguste, Esq. Telephone: (212) 704-6000 Facsimile: (212) 704-6288

        Any notice so given by mail shall be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

        30.    Applicable Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

        DATED as of March 6, 2002

MDU COMMUNICATIONS INTERNATIONAL, INC.
By:	/s/ SHELDON NELSON Name: Title:

        THE SECURITY EVIDENCED BY THIS CERTIFICATE, AND THE SECURITIES INTO WHICH IT MAY BE CONVERTED, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN (OR IN SUCH UNDERLYING SECURITIES) MAY BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

MDU COMMUNICATIONS INTERNATIONAL, INC.

Expires March 6, 2004

No.: W-_	Number of Shares: 50,000
Date of Issuance: March 6, 2002

        This is to certify that, for value received and subject to the terms and conditions set forth below, that Aspen International, Ltd., is entitled to purchase according to the terms set forth in the Term Loan Agreement dated and executed on March 6, 2002 (the "Term Loan Agreement") and MDU Communications International, Inc., a Delaware corporation ("the Company"), promises and agrees to sell and issue, according to the Term Loan Agreement, shares of Common Stock (hereinafter defined) at a price of US$0.43 per share ("Exercise Price"). This Warrant shall expire on March 6, 2004.

        This Warrant is issued subject to the following terms and conditions:

        31.  Definitions.    Except as may be otherwise clearly required by the context, the following terms shall have the following meanings:

  "Common Stock" means the common stock of the Company, $.01 par value per share.

  "Company" means MDU Communications International, Inc., a Delaware corporation.

  "Exercise Price" means the price at which a Warrant Holder may purchase one share of Common Stock (or Securities obtainable in lieu of one share of Common Stock) upon exercise of Warrants as determined from time to time pursuant to the provisions hereof, which Exercise Price shall initially be US$0.43 per share.

  "Other Warrants" means the warrants issued to the other lenders pursuant to the Term Loan Agreement.

  "Securities" means the Common Stock issuable upon exercise of the Warrants and the Other Warrants.

  "Warrant Holder" means the person named in the initial paragraph of this certificate or any successor who is a record holder of Warrants.

  "Warrants" means the warrants evidenced by this certificate or by any certificate obtained upon partial exercise of Warrants.

        32.  Exercise of Warrants.    The Warrant Holder may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Company, together with the payment to the Company of an amount of consideration therefor equal to the Exercise Price in effect on the date of such exercise multiplied by the number of shares of Common Stock with respect to which this Warrant is then being exercised, payable at such Warrant Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Company, (ii) by "cashless exercise" by surrender to the Company for cancellation of a portion of this Warrant representing that number of unissued shares of Common Stock issuable upon exercise of this Warrant which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Exercise Price by the number of shares of Common Stock being purchased upon such exercise by (B) the closing bid price of the Common Stock on the OTC Bulletin Board as of the date the Warrant Holder faxes a copy of the Warrant Exercise Form to the Company, or (iii) by a combination of the foregoing methods of payment selected by the Warrant Holder. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) above, such exercise shall be accompanied by written notice from the Warrant Holder specifying the manner of payment thereof and containing a calculation showing the number of shares of Common Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender. If fewer than all the Warrants evidenced by this certificate are exercised, the Company will, upon such exercise, execute and deliver to the Warrant Holder a new certificate (dated the date hereof), in form and tenor substantially similar to this certificate, evidencing the Warrants not exercised.

        33.  Adjustments in Certain Events.    The number, class and Exercise Price of Securities for which this certificate may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

        (p) Stock Dividends, Splits, Etc.    If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in stock is paid on the Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately increased and the Exercise Price proportionately decreased; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock which may be purchased under this certificate shall be proportionately reduced and the Exercise Price proportionately increased. The increases and reductions provided for in this Section 3(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the aggregate Exercise Price for such percentage upon such exercise shall be affected by any event described in this Section 3(a).

        (q) Mergers, Consolidations, Etc.    In case of any change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, partial or complete liquidation, transfer of assets or other change in the capital structure of the Company (not including the issuance of additional shares of Common Stock by the Company other than by stock split or stock dividend) (the "Capital Reorganization"), then, as a condition of such Capital Reorganization, lawful and adequate provision shall be made so that the holder of this certificate will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such Capital Reorganization, it had held the number of shares of Common Stock obtainable upon the exercise of the Warrants. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrant Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be possible, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants. The Company will not permit any Capital Reorganization described in this Section 3(b) to occur unless the issuer of the shares of stock or other securities to be received by the holder of this certificate, if not the Company, agrees to be bound by and comply with the provisions of this certificate.

        (r) Determination and Notice of Exercise Price.    When any adjustment is required to be made in the number of shares of Common Stock, Exercise Price, other securities, or the property purchasable upon exercise of the Warrants as provided in this Section 3, the Company shall promptly determine the new Exercise Price, number of such shares or other securities or property purchasable upon exercise of the Warrants and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new Exercise Price or number of such shares or other securities or property purchasable upon exercise of the Warrants and (ii) cause a copy of such statement to be mailed to the Warrant Holder within sixty (60) days after the date when the event giving rise to the adjustment occurred.

        (s) No Fractional Shares.    No fractional shares of Common Stock or other Securities will be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of fractional shares, a cash payment therefore on the basis of the mean between the bid and asked prices in the over-the-counter market or the closing price on a national securities exchange on the day immediately prior to exercise.

        (t) Issuance of Other Securities, Etc.    If other securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of any or all of the Company's Common Stock, such number of securities shall be distributed to the Warrant Holder upon exercise of his rights hereunder as such Warrant Holder or assignee would have been entitled to if this Warrant had been exercised prior to such distribution. The provisions with respect to adjustment of the Company's Common Stock provided in this Section 3 shall also apply to such other securities and securities of any subsidiary to which the Warrant Holder or his assignee shall be entitled under this Section 3(e).

        34.  Reservation of Shares.    The Company agrees that the number of shares of Common Stock or other Securities sufficient to provide for the exercise of the Warrants upon the basis set forth above shall at all times during the term of the Warrants be reserved for exercise.

        35.  Validity of Securities.    All Securities delivered upon the exercise of the Warrants shall be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrants.

        36.  Investment Representation.    The Warrant Holder represents and warrants that it has acquired the Warrants, and will acquire the Common Stock or other Securities, if any, upon exercise of the Warrants for his, her or its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such shares (or underlying securities) for any particular event or circumstance, except for selling, transferring or disposing of said shares in full compliance with all applicable provisions of the Act and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder. The undersigned further understands and agrees that such shares may be sold only if they are subsequently registered under the Act or an exemption from such registration is available, and that any routine sales or securities made in reliance upon Rule 144 can be made only after the holding period specified in that Rule, and only in the amounts set forth in and pursuant to the other terms and conditions of that Rule. The undersigned understands that a stop order will be placed on the books and records of the transfer agent regarding the shares. An appropriate legend to the foregoing effect and of the type commonly placed on certificates evidencing privately placed securities may be placed on all certificates evidencing Securities.

        37.  No Rights as a Shareholder.    Except as otherwise provided herein, the Warrant Holder shall not, by virtue of ownership of Warrants, be entitled to any rights of a shareholder of the Company but shall, upon written request to the Company, be entitled to receive such quarterly or annual reports as the Company by mail shall distribute to its shareholders.

        38.  Registration Rights.    If the Company shall determine to proceed with the preparation and filing of a registration statement under the Securities Act of 1933, as amended, in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to the Warrant Holder and the holders of the Other Warrants. Upon the written request from the Warrant Holder, the Company will cause to be registered a sufficient number of shares of Common Stock to effect the full exercise of this Warrant and the Other Warrants in such registration statement. The Company covenants and agrees to keep the registration statement effective and file any post-effective amendments or prospectus supplements required to maintain the effectiveness of the Registration Statement during the term of this Warrant and for a period of ninety (90) days thereafter.

        39.  Notices.    Any notices required or permitted to be given hereunder shall be in writing and may be served personally or by mail, and if served by mail, shall be addressed as follows:

To Company:	MDU Communications International, Inc. 60-D Commerce Way Totowa, New Jersey 07512 Attention: Brad Holmstrom Telephone: (973) 237-9499 Facsimile: (973) 237-9243
To Warrant Holder:
Aspen International, Ltd.
C/o Euro-Dutch Trust Company
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Attention: Anthony L. M. Inder Rieden
Telephone: (242) 323-8884
Facsimile: (242) 323-7918
With a copy to:	Jenkens & Gilchrist Parker Chapin LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Christopher S. Auguste, Esq. Telephone: (212) 704-6000 Facsimile: (212) 704-6288

        Any notice so given by mail shall be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

        40.  Applicable Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

        DATED as of March 6, 2002

MDU COMMUNICATIONS INTERNATIONAL, INC.
By:	/s/ SHELDON NELSON Name: Title:

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WARRANT TO PURCHASE SHARES OF COMMON STOCK OF MDU COMMUNICATIONS INTERNATIONAL, INC.
WARRANT TO PURCHASE SHARES OF COMMON STOCK OF MDU COMMUNICATIONS INTERNATIONAL, INC.
WARRANT TO PURCHASE SHARES OF COMMON STOCK OF MDU COMMUNICATIONS INTERNATIONAL, INC.
WARRANT TO PURCHASE SHARES OF COMMON STOCK OF MDU COMMUNICATIONS INTERNATIONAL, INC.